IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

NOTICE OF FILING OF MONTHLY OPERATING REPORT FOR THE PERIOD OF JANUARY 1, 2017 THROUGH JANUARY 31, 2017

PLEASE TAKE NOTICE that, on February 16, 2017, the above-captioned debtor and debtor-in-possession (the "Debtor") has filed with the United States Bankruptcy Court for the District of Delaware the Debtor's Monthly Operating Report for the Period of January 1, 2017 through January 31, 2017, a copy of which is attached hereto as Exhibit A (the "Monthly Operating Report").

Dated: Wilmington, Delaware
February 16, 2017

COLE SCHOTZ P.C.

/s/ David R. Hurst
David R. Hurst (I.D. No. 3743)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131
Facsimile: (302) 652-3117

– and –

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

Jacob S. Frumkin
1325 Avenue of the Americas, 19th Floor
New York, New York 10019
Telephone: (212) 752-8000
Facsimile: (212) 752-8393

Counsel for Debtor and
Debtor-in-Possession

EXHIBIT A

Monthly Operating Report

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 01/01/2017 -01/31/2017

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements		X		
Cash disbursements journals			X	
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt			X	
Copies of tax returns filed during reporting period			X	
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual* — 2/16/17 Date

John P. Hamill
Printed Name of Authorized Individual

Chief Executive Officer and Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtor-in-Possession Financial Statements- The Debtor's financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects. Accounting Standards Codification ("ASC") 852-10, *Reorganizations,* which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, *"Financial Reporting by Entities in Reorganization under the Bankruptcy Code,"* (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business. The Debtor's financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtor. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtor believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S. GAAP. The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtor in the future.

Liabilities Subject to Compromise- As a result of the chapter 11 filing, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtor's statement of operations. The Debtor's balance sheets, in addition, must distinguish pre-petition liabilities subject to compromise from both those pre-petition liabilities that are not subject to compromise and from post-petition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtor's statement of cash flows. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events. While in bankruptcy, the Debtor expects its financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtor's financial statements. As a result, the Debtor's historical financial performance is likely not indicative of its financial performance after the date of the chapter 11 Filing.

Notes to MOR-1a

Cash Disbursements Journal- The Debtor's cash disbursement journal is not included herein, however, a copy will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123 or Payment Receipt and Copies of Tax Returns Filed During Reporting Period- No IRS Form 6123 or Payment Receipt or Tax Returns were filed during the reporting period.

Postpetition Accounts Payable- The postpetition accounts payable reported for the reporting period represent open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system and do not include accruals for invoices not yet received or approved.

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 01/01/2017 -01/31/2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS EastWest Bank OPERATING	Money Market	CURRENT MONTH ACTUAL	Cumulative Filing To Date ACTUAL
CASH BEGINNING OF MONTH	$ 2,950,936	$ -	$ 2,950,936	$ 4,636,083
RECEIPTS				
PROFESSIONAL RETAINER REFUNDS	-	-	-	40,724
INSURANCE PREMIUM REFUNDS	-	-	-	38,125
VENDOR REFUNDS	-	-	-	15,043
COBRA PAYMENT FROM FORMER EMPLOYEE	-	-	-	1,919
INTEREST EARNED ON MONEY MARKET ACCOUNT	-	-	-	24
TRANSFERS-IN[1]	-	-	-	25,051
SALE OF DE MINIMIS ASSETS[2]	1,919	-	1,919	2,107
TOTAL RECEIPTS	$ 1,919	$ -	$ 1,919	122,993
DISBURSEMENTS				
NET PAYROLL (Including Employee Reimbursements)[3]	36,149	-	36,149	333,680
PAYROLL TAXES (Employer and Employees)	27,299	-	27,299	188,369
401k CONTRIBUTIONS (Employer and Employees)	-	-	-	14,963
CURRENT EMPLOYEE BENEFITS (Health and HSA contribution)	5,709	-	5,709	54,387
FORMER EMPLOYEE BENEFITS (Health and HSA contribution)[4]	-	-	-	12,055
RENT	10,119	-	10,119	89,557
INSURANCE	-	-	-	16,403
VENDOR PAYMENTS	10,745	-	10,745	440,447
REORGANIZATION FEES	124,511	-	124,511	845,841
TRANSFERS-OUT[1]	-	-	-	25,051
TOTAL DISBURSEMENTS	$ 214,532	$ -	$ 214,532	$ 2,020,753
NET CASH FLOW	$ (212,613)	$ -	$ (212,613)	$ (1,897,760)
CASH - END OF MONTH	$ 2,738,323	$ -	$ 2,738,323	$ 2,738,323

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:		
TOTAL DISBURSEMENTS	$ 214,532	$ 2,020,753
LESS: PASS THROUGH COBRA PAYMENTS[5]		$ 5,657
LESS: TRANSFERS-OUT[1]	-	$ 25,051
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-	$ -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 214,532	$ 1,990,045

1. Transfers from the Money Market account to the Operating account is the result of the Money Market account being closed on 12/30/2016.
2. This amount represents proceeds from the sale of a majority of the Company's remaining furniture and fixtures to Thrifty Office Furniture [Docket No. 270] and certain computer equipment to Heart to Heart International [Docket No. 271] during the period pursuant to the Order Pursuant to Sections 105(a), 363 and 554(a) of the Bankruptcy Code and Bankruptcy Rule 2002 Authorizing and Approving Procedures for the Sale or Abandonment of De Minimis Assets Free and Clear of Liens, Claims, Interests and Encumbrances [Docket No. 223] (the "De Minimis Asset Sale Order").
3. Net Payroll includes employee reimbursements in the amount of $1,329 for the period.
4. Former employee benefits including 1) health benefits paid and HSA contributions made on behalf of two former employees in connection with their severance agreements as well as 2) pass-through COBRA payments made on behalf of former employees.
5. This amount represents the pass-through COBRA payments made to BCBSNC on behalf of former employees.

In re: NephroGenex, Inc.

Case No: 16-11074 (KG)
Reporting Period: 01/01/2017 -01/31/2017

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		
	#		
BALANCE PER BOOKS	$2,738,323.28		
BANK BALANCE	$2,737,801.69		
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	$1,918.57		
(-) OUTSTANDING CHECKS (ATTACH LIST)	$1,396.98		
OTHER (ATTACH EXPLANATION)			
ADJUSTED BANK BALANCE *	$2,738,323.28		
* Adjusted bank balance must equal			
balance per books			
DEPOSITS IN TRANSIT	Date	Amount	
	1/31/2017	$1,000.00	
	1/31/2017	$918.57	
CHECKS OUTSTANDING	Ck. #	Amount	
	4324	$1,202.42	
	4336	$90.61	
	4337	$103.95	

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 01/01/2017 -01/31/2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants, LLC	April 30, 2016 to May 31, 2016	$32,225	NephroGenex, Inc.	Wire	6/28/2016	$15,393	$16,832	$75,134	$56,330
Kurtzman Carson Consultants, LLC	May 1, 2016 to May 31, 2016	$5,850	NephroGenex, Inc.	4281	10/19/2016	$5,850	$0		
Kurtzman Carson Consultants, LLC	June 1, 2016 to September 30, 2016	$74,181	NephroGenex, Inc.	Wire	11/8/2016	$43,631	$30,550		
Kurtzman Carson Consultants, LLC	October 1, 2016 to October 31, 2016	$13,636	NephroGenex, Inc.	4315	12/12/2016	$5,338	$8,298		
Kurtzman Carson Consultants, LLC	November 1, 2016 to November 30, 2016	$5,571	NephroGenex, Inc.	4330	1/16/2017	$4,921	$650		
Cassel Salpeter & Co., LLC	April 30, 2016 to May 31, 2016	$37,854	NephroGenex, Inc.	Wire	7/8/2016	$30,000	$6,000	$87,500	$6,000
Cassel Salpeter & Co., LLC	June 1, 2016 to June 30, 2016	$25,000	NephroGenex, Inc.	Wire	8/9/2016	$20,000	$0		
Cassel Salpeter & Co., LLC	July 1, 2016 to July 31, 2016	$25,000	NephroGenex, Inc.	Wire	9/15/2016	$20,000	$0		
Cassel Salpeter & Co., LLC	April 30, 2016 to July 31, 2016	$17,500	NephroGenex, Inc.	Wire	10/19/2016	$17,500	$0		
Cole Schotz P.C.	April 30, 2016 to May 31, 2016	$149,441	NephroGenex, Inc.	Wire	7/8/2016	$118,199	$1,692	$584,609	$7,069
Cole Schotz P.C.	June 1, 2016 to June 30, 2016	$87,846	NephroGenex, Inc.	Wire	8/9/2016	$68,597	$2,100		
Cole Schotz P.C.	July 1, 2016 to July 31, 2016	$95,445	NephroGenex, Inc.	Wire	9/12/2016	$75,544	$1,016		
Cole Schotz P.C.	April 30, 2016 to July 31, 2016	$65,585	NephroGenex, Inc.	Wire	10/19/2016	$65,585	$0		
Cole Schotz P.C.	August 1, 2016 to August 31, 2016	$79,158	NephroGenex, Inc.	Wire	10/18/2016	$62,646	$850		
Cole Schotz P.C.	September 1, 2016 to September 30, 2016	$71,716	NephroGenex, Inc.	Wire	11/16/2016	$56,828	$705		
Cole Schotz P.C.	October 1, 2016 to October 31, 2016	$49,199	NephroGenex, Inc.	Wire	12/12/2016	$38,098	$326		
Cole Schotz P.C.	August 1, 2016 to October 31, 2016	$40,643	NephroGenex, Inc.	Wire	1/5/2017	$40,643	$0		
Cole Schotz P.C.	November 1, 2016 to November 30, 2016	$73,465	NephroGenex, Inc.	Wire	1/13/2017	$58,468	$381		
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.	April 30, 2016 to July 31, 2016	$22,509	NephroGenex, Inc.	Wire	8/30/2016	$22,300	$209	$22,300	$209
McDonnell Boehnen Hulbert & Berghoff LLF	April 30, 2016 to July 31, 2016	$4,458	NephroGenex, Inc.	Wire	8/30/2016	$4,450	$8	$27,412	$8,771
McDonnell Boehnen Hulbert & Berghoff LLF	August 1, 2016 to September 30, 2016	$11,289	NephroGenex, Inc.	4275	10/11/2016	$6,381	$4,908		
McDonnell Boehnen Hulbert & Berghoff LLF	October 1, 2016 to October 31, 2016	$13,309	NephroGenex, Inc.	4294	11/8/2016	$11,650	$1,659		
McDonnell Boehnen Hulbert & Berghoff LLF	October 1, 2016 to October 31, 2016	$4,554	NephroGenex, Inc.	4320	12/20/2016	$4,506	$48		
McDonnell Boehnen Hulbert & Berghoff LLF	December 1, 2016 to December 31, 2016	$2,573	NephroGenex, Inc.	4332	1/16/2017	$425	$2,148		

NephroGenex, Inc.
Statement of Operations
For the reporting period of January 1, 2017 to January 31, 2017

		Jan-17		Cumulative Filing To Date
Operating Expenses:				
Research & Development[1]	$	6,112	$	37,905
Corporate Governance[2]	$	70,170	$	847,461
Compensation & Benefits[3]	$	73,862	$	629,107
Professional and Consultant Fees[4]	$	3,229	$	177,878
Office, Telecommunication and Supplies	$	15,593	$	82,261
Rent	$	10,119	$	90,054
Dues and Subscriptions	$	-	$	4,176
Depreciation	$	1,090	$	9,811
Travel-Related Expenses	$	24	$	1,295
Prepetition Debt Paid	$	-	$	602
Total Operating Expenses	$	**180,199**	$	**1,880,549**
Other Income/Expenses:				
Reorganization Expenses[5]	$	192,720	$	1,142,854
Loss on Sale and Disposal of Fixed Assets[6]	$	21,719	$	21,719
Miscellaneous Income[7]	$	-	$	(361)
Interest Expense (Income)	$	-	$	(24)
Net Loss	$	**394,638**	$	**3,044,737**

1. Research & Development expenses consist of wind-down activities associated with PYR-311 incurred during the period. However, Research & Development expenses do not include an invoice for consulting fees received by the Debtor in the amount of $59,828.00, which the Debtor disputes.
2. Corporate Governance expenses consist of board of director fees, insurance and other governance services incurred during the period.
3. Compensation & Benefits consist of payroll, payroll taxes and employee benefits during the period.
4. Professional and Consultant Fees consist of costs incurred with ordinary course professionals/consultants during the period.
5. Reorganization Expenses consist of fees incurred by the Debtor's retained professionals, Cole Schotz P.C., Cassel Salpeter & Co., LLC and Kurtzman Carson Consultants LLC, a payment to an expert witness used by the Debtor in connection with the litigation of a proof of claim and U.S. Trustee fees owed during the period.
6. In January 2017, the Company sold or abandoned substantially all of its furniture, fixtures and computer equipment with a net book value of approximately $23,638. The loss represents the net book value of these fixed assets at the time of sale or abandonment coupled with the cash receipts in the amount of $1,919 for the sale of these fixed assets under the De Minimis Asset Sale Order.
7. Miscellaneous Income represents refunds received from vendors and proceeds from the sale of a Varidesk Pro Plus 36 standing desk to an employee of the Debtor's landlord during the period pursuant to the De Minimis Asset Sale Order.

NephroGenex, Inc.
Balance Sheets

	Book Value on Petition Date	Book Value at End of Current Reporting Month
Assets	April 30, 2016	January 31, 2017
Current Assets		
Cash and Cash Equivalents	$ 4,611,056	$ 2,738,323
Restricted Cash	25,027	-
Prepaid Expenses and Other Assets[1]	2,768,947	2,098,016
Professional Retainers	246,806	196,182
Total Current Assets	7,651,836	5,032,521
Property and Equipment, net	37,061	3,611
Other Long-Term Assets	9,534	-
Total Assets	$ 7,698,430	$ 5,036,132
Liabilities and Stockholders' Equity (Deficit)		
Current Liabilities		
Accounts Payable[2]	$ 9,821	$ 9,436
Accrued and Other Liabilities[3]	3,738	47,861
Accrued Compensation[4]	27,837	66,875
Reorganization Liability	-	299,766
Total Current Liabilities	41,395	423,938
Liabilities Subject To Compromise[5]	5,462,449	5,461,847
Deferred Rent	24,185	24,682
Total Liabilities	5,528,029	5,910,467
Common Stock	12,948	12,953
APIC	91,815,598	91,815,593
Retained Earnings	(80,682,596)	(80,682,596)
Net Loss - Pre-Petition	(8,975,548)	(8,975,548)
Net Loss - Post-Petition		(3,044,737)
Total Stockholders' Equity	2,170,401	(874,335)
Total Liabilities & Stockholders' Equity (Deficit)	$ 7,698,430	$ 5,036,132

1. Prepaid Expenses and Other Assets consist of prepaid insurance (including D&O and clinical trial tail insurance), vendor deposits and advances in the ordinary course of business.
2. Accounts Payable as of April 30, 2016 represents an invoice related to Debtor's May rental payment that is typically payable in advance. The May rental payment was paid on or about May 5, 2016 in the ordinary course of business. Accounts Payable as of the current reporting period represents post-petition accounts payable. However, Accounts Payable as of the current reporting period does not include an invoice for consulting fees received by the Debtor in the amount of $59,828.00, which the Debtor disputes.
3. Accrued and Other Liabilities as of April 30, 2016 represents COBRA payments received from former employees for the month of May. The May COBRA payments for these former employees were paid on or about May 5, 2016 subsequent to the Interim Wage Order being entered by the Bankruptcy Court. Accrued and Other Liabilities as of the current reporting period represents post-petition Accrued and Other Liabilities.
4. Accrued Compensation represents accrued paid-time-off earned but not yet used or paid. The amounts as of April 30, 2016 represent pre-petition amounts. The amounts as of the current reporting period represent pre-petition amounts plus any incremental amounts earned during the post-petition period.
5. Liabilities Subject To Compromise do not include contingent severance liabilities.

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 01/01/2017 -01/31/2017

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
All postpetition taxes were current as of 1/31/2017 and paid in the ordinary course by the Debtor.						
State and Local						
All postpetition taxes were current as of 1/31/2017 and paid in the ordinary course by the Debtor.						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due				
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable[1]	$ 6,713	$ -	$ -	$ -	$ 2,723	$ 9,436
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:_______________						
Other:_______________						
Total Postpetition Debts	$ 6,713	$ -	$ -	$ -	$ 2,723	$ 9,436

1. A majority of these amounts relate to services provided by the Debtor's ordinary course professionals and will be paid during the month of February.

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 01/01/2017 -01/31/2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount	
NOT APPLICABLE		
Accounts Receivable Aging	**Amount**	
NOT APPLICABLE		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X - Note 1	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

1. Assets in the amount of $1,919 were sold pursuant to the De Minimis Asset Sale Order.

EASTWESTBANK Your financial bridge®

19625 Stevens Creek Blvd
Cupertino CA 95014

Direct inquiries to:
408 599-5038

ACCOUNT STATEMENT
Page 1 of 4
STARTING DATE: January 01, 2017
ENDING DATE: January 31, 2017
Total days in statement period: 31
[redacted]
(14)

NEPHROGENEX INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE # 16-11074
3200 BEECHLEAF CT SUITE 900
RALEIGH NC 27604

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Commercial Analysis Checking

Account number	[redacted]	Beginning balance		$2,951,035.34
Enclosures	14	Total additions	(1)	4,787.46
Low balance	$2,737,801.69	Total subtractions	(31)	218,021.11
Average balance	$2,828,032.76	Ending balance		$2,737,801.69

CREDITS

Number	Date	Transaction Description		Additions
	01-04	Wire Trans-IN	ODLANDER, FREDRIKS ON CO AB	4,787.46

CHECKS

Number	Date	Amount	Number	Date	Amount
4307	01-25	99.00	4330	01-26	5,571.08
4321 *	01-24	90.61	4331	01-24	600.00
4322	01-24	1,141.41	4332	01-25	2,573.00
4323	01-25	99.00	4333	01-30	321.14
4325 *	01-23	149.30	4334	01-30	401.46
4327 *	01-31	375.10	4335	01-30	4,875.00
4328	01-23	48.75	* Skip in check sequence		
4329	01-27	932.98			

DEBITS

Date	Transaction Description		Subtractions
01-03	Preauth Debit	PLC OPERATING CORP COLL HOSTING FEE	1,125.00
01-04	Preauth Debit	HEALTHEQUITY INC HealthEqui 170104	1,108.34
01-04	Preauth Debit	BCBS NC GRP DRAFT 170103 T4323451	3,448.93
01-04	Preauth Debit	HIGHWOODS REALTY DESC 170104 100391538250	10,119.47
01-05	Outgoing Wire	James Mitchum	2,000.00
01-05	Outgoing Wire	Pierre Legault of Stone Management	2,000.00
01-05	Outgoing Wire	Setraco Ehf	5,000.00
01-05	Outgoing Wire	Cole Schotz P.C.	40,643.20
01-05	Preauth Debit	THE GUARDIAN JAN GP INS 170105 50174400CC20000	443.60
01-09	Preauth Debit	VSP PAYMENT EBILLPYMTS 170109 1501285	182.64
01-11	Outgoing Wire	ADP TAX SERVICES I NC WIRE IMPOUND	17,974.52

EAST WEST BANK Your financial bridge®

19625 Stevens Creek Blvd
Cupertino CA 95014

STARTING DATE: January 01, 2017
ENDING DATE: January 31, 2017
[redacted]

NEPHROGENEX INC

Date	Transaction Description		Subtractions
01-12	Outgoing Wire	ADP PAYROLL TAX DE POSIT CUSTODIAN	13,858.43
01-13	Outgoing Wire	Cole Schotz P.C.	58,848.39
01-18	Outgoing Wire	Wayne Keown	12,000.00
01-24	Preauth Debit	ADP BENEFIT SERV BENFITSVC 170124 485041465952A00	376.00
01-27	Outgoing Wire	ADP TAX SERVICES I NC WIRE IMPOUND	18,174.40
01-30	Outgoing Wire	ADP TAX SERVICES I NC	13,440.36

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
12-31	2,951,035.34	01-12	2,857,918.67	01-26	2,776,322.13
01-03	2,949,910.34	01-13	2,799,070.28	01-27	2,757,214.75
01-04	2,940,021.06	01-18	2,787,070.28	01-30	2,738,176.79
01-05	2,889,934.26	01-23	2,786,872.23	01-31	2,737,801.69
01-09	2,889,751.62	01-24	2,784,664.21		
01-11	2,871,777.10	01-25	2,781,893.21		

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

**IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE**

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.	:	

AFFIDAVIT OF SERVICE

STATE OF DELAWARE)
) SS
COUNTY OF NEW CASTLE)

I, Pauline Z. Ratkowiak, being duly sworn according to law, depose and state that I am employed by Cole Schotz P.C. and on February 16, 2017, I caused a copy of the **Notice of Filing of Monthly Operating Report for the Period of January 1, 2017 through January 31, 2017** to be served via First-Class Mail on the following parties:

Mark Kenney, Trial Attorney
U.S. Department of Justice
Office of the United States Trustee
J. Caleb Boggs Federal Building
844 King Street, Suite 2207
Lockbox 35
Wilmington, DE 19801

Diane M. Giordano, Bankruptcy Analyst
U.S. Department of Justice
Office of the United States Trustee
J. Caleb Boggs Federal Building
844 King Street, Suite 2207
Lockbox 35
Wilmington, DE 19801

Pauline Z. Ratkowiak, Paralegal
COLE SCHOTZ P.C.
500 Delaware Avenue, Suite 1410
Wilmington, DE 19801

SWORN TO AND SUBSCRIBED before me
this 16th day of February, 2017

NOTARY PUBLIC
SUSAN L. WILLIAMS
Notary Public State of Delaware
My Commission Expires August 13, 2017